Exhibit 99.3

BITNILE HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Financial Statements

The unaudited pro forma condensed combined financial statements (the “Pro Forma Statements”) presented below are derived from the historical consolidated financial statements of BitNile Holdings, Inc. (“BitNile” or the “Company”) and the combined results of:

•	Middleton Lodging Investors, LLC, a Wisconsin limited liability company founded in August 2002 and operating a 133-room Hilton Garden Inn located at 1801 Deming Street, Middleton, Wisconsin;

•	Rockford Lodging Investors II, LLC, a Wisconsin limited liability company founded in December 2005 and operating a 135-room Hilton Garden Inn located at 7605 Walton Street, Rockford, Illinois;

•	Mid Discovery Springs SPE Hotel, LLC, a Wisconsin limited liability company founded in January 2014 and operating a 136-room Courtyard by Marriott located at 2266 Deming Street, Middleton, Wisconsin; and

•	MLI III SPE Hotel, LLC, a Wisconsin limited liability company founded in January 2014 and operating a 122-room Residence Inn by Marriott located at 8400 Market Street, Middleton, Wisconsin.

The four companies above are together referred to as the “Madison Hotel Group”.

The Pro Forma Statements are prepared as an asset acquisition reflecting BitNile’s acquisition of the Madison Hotel Group (the “Acquisition”) as if the Acquisition had been completed on January 1, 2020 for statement of income purposes and on September 30, 2021 for balance sheet purposes. The Pro Forma Statements do not give effect to the realization of any expected cost savings or other synergies from the Acquisition as a result of restructuring activities or other cost savings initiatives.

The Pro Forma Statements have been developed from (a) the audited consolidated financial statements of BitNile contained in its Annual Report on Form 10-K for the year ended December 31, 2020 and the unaudited consolidated financial statements of BitNile contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2021, and (b) the audited financial statements of Madison Hotel Group for the year ended December 31, 2020 and the unaudited combined financial statements of Madison Hotel Group for the nine months ended September 30, 2021, both of which are contained in this Current Report on Form 8-K. Historical results of Madison Hotel Group have been adjusted to reclassify certain amounts to conform to BitNile’s presentation.

The Pro Forma Statements have been prepared to reflect adjustments to BitNile’s historical consolidated financial information that are (i) directly attributable to the Acquisition, (ii) factually supportable and (iii) with respect to the unaudited pro forma condensed combined statement of income, expected to have a continuing impact on the Company’s results.

The acquired assets of Madison Hotel Group were recorded at their respective fair values as of the date of the Acquisition, December 22, 2021. The values of Madison Hotel Group’s assets and liabilities are based on preliminary valuations, as allowed by U.S. generally accepted accounting principles, and are subject to adjustment as additional information is obtained. The Company cannot provide any assurance that such adjustments will not result in a material change.

The Pro Forma Statements are provided for illustrative purposes only and do not purport to represent what the actual combined results of operations or the combined financial position of BitNile would have been had the Acquisition occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position.

The Pro Forma Statements should be read in conjunction with the separate historical consolidated financial statements and accompanying notes of BitNile and the historical combined financial statements and accompanying notes of Madison Hotel Group.

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BITNILE HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2021

	Historical		Pro Forma
	BitNile	Madison Hotel Group	Adjustments		Combined
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$44,047,000	$2,176,000	$(25,226,000)	(a)	$20,997,000
Restricted cash	-	4,756,000	(173,000)	(b)	4,583,000
Marketable equity securities	49,931,000	-	-		49,931,000
Accounts receivable	5,115,000	422,000	(422,000)	(c)	5,115,000
Accounts and other receivable, related party	1,196,000	-	-		1,196,000
Accrued revenue	1,857,000	-	-		1,857,000
Inventories	3,842,000	-	-		3,842,000
Prepaid expenses and other current assets	7,987,000	2,985,000	(1,960,000)	(d)	9,012,000
TOTAL CURRENT ASSETS	113,975,000	10,339,000	(27,781,000)		96,553,000

Intangible assets, net	4,069,000	-	-		4,069,000
Goodwill	9,606,000	-	-		9,606,000
Property and equipment, net	29,550,000	24,708,000	46,626,000	(e)	100,884,000
Right-of-use assets	5,201,000	-	-		5,201,000
Investment in promissory notes, related parties	19,194,000	-	-		19,194,000
Investments in common stock and warrants, related parties	24,911,000	-	-		24,911,000
Investments in debt and equity securities	9,924,000	-	-		9,924,000
Investment in limited partnership	1,869,000	-	-		1,869,000
Loans receivable	5,877,000	-	-		5,877,000
Other investments, related parties	780,000	-	-		780,000
Other assets	765,000	-	-		765,000
TOTAL ASSETS	$225,721,000	$35,047,000	$18,845,000		$279,613,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$9,361,000	$1,752,000	$(1,752,000)	(f)	$9,361,000
Accounts payable and accrued expenses, related party	26,000	-	-		26,000
Operating lease liability, current	1,014,000	-	-		1,014,000
Revolving credit facility	-	-	-		-
Notes payable, net	1,697,000	1,216,000	(1,216,000)	(g)	1,697,000
Notes payable, related parties	-	103,000	(103,000)	(h)	-
Convertible notes payable, related party	-	-	-		-
Warrant liability	4,322,000	-	-		4,322,000
Other current liabilities	3,608,000	-	-		3,608,000
TOTAL CURRENT LIABILITIES	20,028,000	3,071,000	(3,071,000)		20,028,000

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BITNILE HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET - CONTINUED

AS OF SEPTEMBER 30, 2021

	Historical		Pro Forma
	BitNile	Madison Hotel Group	Adjustments		Combined
LONG TERM LIABILITIES
Operating lease liability, non-current	4,265,000	-	-		4,265,000
Notes payable	-	42,177,000	11,715,000	(i)	53,892,000
Notes payable, related parties	-	-	-		-
Convertible notes payable	447,000	-	-		447,000

TOTAL LIABILITIES	24,740,000	45,248,000	8,644,000		78,632,000

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Series A Convertible Preferred Stock, $25.00 stated value per share, $0.001 par value – 1,000,000 shares authorized; 7,040 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively (redemption amount and liquidation preference of $176,000 as of September 30, 2021 and December 31, 2020)	-	-	-		-
Series B Convertible Preferred Stock, $10 stated value per share, share, $0.001 par value – 500,000 shares authorized; 125,000 shares issued and outstanding at September 30, 2021 and December 31, 2020 (liquidation preference of $1,250,000 at September 30, 2021 and December 31, 2020)	-	-	-		-
Class A Common Stock, $0.001 par value – 500,000,000 shares authorized; 63,346,921 and 27,753,562 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	63,000	-	-		63,000
Class B Common Stock, $0.001 par value – 25,000,000 shares authorized; nil shares issued and outstanding at September 30, 2021 and December 31, 2020	-	-	-		-
Additional paid-in capital	331,886,000	-	-		331,886,000
Members’ deficit	-	(10,201,000)	10,201,000	(j)	-
Accumulated deficit	(120,066,000)	-	-		(120,066,000)
Accumulated other comprehensive loss	(9,631,000)	-	-		(9,631,000)
Treasury stock, at cost	(2,773,000)	-	-		(2,773,000)
TOTAL BITNILE HOLDINGS STOCKHOLDERS’ EQUITY (DEFICIT)	199,479,000	(10,201,000)	10,201,000		199,479,000

Non-controlling interest	1,502,000	-	-		1,502,000

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	200,981,000	(10,201,000)	10,201,000		200,981,000

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$225,721,000	$35,047,000	$18,845,000		$279,613,000

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BITNILE HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENTS OF INCOME AND

COMPREHENSIVE LOSS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

	Historical		Pro Forma
	BitNile	Madison Hotel Group	Adjustments		Combined
Revenue	$24,272,000	$-	$-		$24,272,000
Revenue, hotels	-	8,885,000	-		8,885,000
Revenue, cryptocurrency mining	693,000	-	-		693,000
Revenue, lending activities	19,615,000	-	-		19,615,000
Total revenue	44,580,000	8,885,000	-		53,465,000
Cost of revenue	16,657,000	-	-		16,657,000
Gross profit	27,923,000	8,885,000	-		36,808,000

Operating expenses
Research and development	1,657,000	-	-		1,657,000
Selling and marketing	4,740,000	-	-		4,740,000
General and administrative	24,376,000	7,842,000	1,690,000	(k)	33,908,000
Total operating expenses	30,773,000	7,842,000	1,690,000		40,305,000
Gain (loss) from continuing operations	(2,850,000)	1,043,000	(1,690,000)		(3,497,000)
Other income (expenses)
Interest and other income	176,000	960,000	-		1,136,000
Accretion of discount on note receivable, related party	4,210,000				4,210,000
Interest expense	(475,000)	(1,695,000)	(1,482,000)	(l)	(3,652,000)
Change in fair value of marketable equity securities	(705,000)	-	-		(705,000)
Realized gain on marketable securities	428,000	-	-		428,000
Gain on extinguishment of debt	929,000	-	-		929,000
Change in fair value of warrant liability	(130,000)	-	-		(130,000)
Total other expenses, net	4,433,000	(735,000)	(1,482,000)		2,216,000
Income (loss) from continuing operations before income taxes	1,583,000	308,000	(3,172,000)		(1,281,000)
Income tax provision	(144,000)	-	-		(144,000)
Net income (loss)	1,439,000	308,000	(3,172,000)		(1,425,000)
Net loss attributable to non-controlling interest	(93,000)	-	-		(93,000)
Net income (loss)	1,346,000	308,000	(3,172,000)		(1,518,000)
Preferred dividends	(13,000)	-	-		(13,000)
Net income (loss) available to common stockholders	$1,333,000	$308,000	$(3,172,000)		$(1,531,000)

Basic and diluted net income (loss) per common share:
Net income (loss) per common share - basic	$0.03				$(0.03)
Net income (loss) per common share - diluted	$0.03				$(0.03)

Weighted average basic common shares outstanding	49,714,000				49,714,000
Weighted average diluted common shares outstanding	50,145,000				50,145,000

Comprehensive income (loss)
Income (loss) available to common stockholders	$1,333,000	$308,000	$(3,172,000)		$(1,531,000)
Other comprehensive loss
Foreign currency translation adjustment	(141,000)	-	-		(141,000)
Net unrealized loss on derivative securities of related party	(7,773,000)	-	-		(7,773,000)
Other comprehensive loss	(7,914,000)	-	-		(7,914,000)
Total comprehensive income (loss)	$(6,581,000)	$308,000	$(3,172,000)		$(9,445,000)

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BITNILE HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENTS OF INCOME AND

COMPREHENSIVE LOSS

FOR THE YEAR ENDED DECEMBER 31, 2020

	Historical		Pro Forma
	BitNile	Madison Hotel Group	Adjustments		Combined
Revenue	$23,629,000	$-	$-		$23,629,000
Revenue, hotels	-	7,906,000	-		7,906,000
Revenue, lending activities	242,000	-	-		242,000
Total revenue	23,871,000	7,906,000	-		31,777,000
Cost of revenue	16,357,000	-	-		16,357,000
Gross profit	7,514,000	7,906,000	-		15,420,000

Operating expenses
Research and development	1,849,000	-	-		1,849,000
Selling and marketing	1,177,000	-	-		1,177,000
General and administrative	12,527,000	9,044,000	1,942,000	(k)	23,513,000
Benefit for credit losses	(2,000,000)	-	-		(2,000,000)
Gain on digital currency	(5,000)	-	-		(5,000)
Total operating expenses	13,548,000	9,044,000	1,942,000		24,534,000
Loss from continuing operations	(6,034,000)	(1,138,000)	(1,942,000)		(9,114000)
Other income (expenses)
Interest income	105,000	-	-		105,000
Interest expense	(9,649,000)	(2,313,000)	(1,924,000)	(l)	(13,886,000)
Change in fair value of marketable equity securities	919,000	-	-		919,000
Loss on extinguishment of debt	(18,706,000)	-	-		(18,706,000)
Change in fair value of warrant liability	(49,000)	-	-		(49,000)
Total other expenses, net	(27,380,000)	(2,313,000)	(1,924,000)		(31,617,000)
Loss from continuing operations before income taxes	(33,414,000)	(3,451,000)	(3,866,000)		(40,731,000)
Income tax benefit	24,000	-	-		24,000
Net loss from continuing operations	(33,390,000)	(3,451,000)	(3,866,000)		(40,707,000)
Net gain from discontinued operations, net of taxes	661,000	-	-		661,000
Net loss	(32,729,000)	(3,451,000)	(3,866,000)		(40,046,000)
Preferred dividends	(17,000)	-	-		(17,000)
Net loss available to common stockholders	$(32,746,000)	$(3,451,000)	$(3,866,000)		$(40,063,000)

Basic and diluted net income (loss) per common share:
Continuing operations	$(3.48)				$(4.24)
Discontinued operations	0.07				0.07
Net loss per common share	$(3.41)				$(4.17)

Weighted average common shares outstanding, basic and diluted	9,606,000				9,606,000

Comprehensive loss
Loss available to common stockholders	$(32,746,000)	$(3,451,000)	$(3,866,000)		$(40,063,000)
Other comprehensive income
Foreign currency translation adjustment	481,000	-	-		481,000
Net unrealized gain on derivative securities of related party	3,312,000	-	-		3,312,000
Other comprehensive income	3,793,000	-	-		3,793,000
Total comprehensive loss	$(28,953,000)	$(3,451,000)	$(3,866,000)		$(36,270,000)

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BITNILE HOLDINGS, INC. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1. Basis of Presentation

The accompanying Unaudited Pro Forma Condensed Combined Financial Statements (the “Pro Forma Statements”) present the pro forma combined financial position and results of operations of the combined company based upon the historical consolidated financial statements of BitNile and combined financial statements of Madison Hotel Group, after giving effect to the Acquisition and adjustments described in these footnotes, and are intended to reflect the impact of the Acquisition on BitNile.

On December 22, 2021, wholly owned subsidiaries of AGREE Madison, LLC, which is a wholly owned subsidiary of Ault Global Real Estate Equities, Inc., which is a wholly owned subsidiary of Ault Alliance, Inc., which is a wholly owned subsidiary of BitNile, entered into construction loan agreements in the aggregate amount of $68,750,000 (the “Loans”) in connection with the Acquisition, as follows:

Borrower	Lender	Property	Loan Amount
1801 Deming, LLC	PDOF Q4 21 Middleton 1801, LLC	133-room Hilton Garden Inn 1801 Deming Street, Middleton, WI 53562	$16,750,000
2226 Deming, LLC	PDOF Q4 21 Middleton 2266, LLC	136-room Courtyard by Marriott 2266 Deming Street, Middleton, WI 53562	$14,250,000
8400 Market, LLC	PDOF Q4 21 Middleton 8400, LLC	122-room Residence Inn by Marriott 8400 Market Street, Middleton, WI 53562	$15,375,000
7605 Walton, LLC	PDOF Q4 21 Rockford 7605, LLC	135-room Hilton Garden Inn 7605 Walton Street, Rockford, IL 61108	$22,375,000

The properties were acquired for an aggregate purchase price of $69,200,000, of which $2,500,000 was previously funded on deposit, $21,378,000 was paid by the Company on the closing date, and the remaining amounts were funded from the Loans. The remaining $23,428,000 of the Loans are available to be drawn upon by the Company towards the completion of the $13,700,000 in property improvement plans as well as to fund working capital, interest reserves, franchise fees and other costs and expenses related to the Acquisition.

The Loans are due on January 1, 2025 (the “Maturity Date”), but may be extended for two additional 12-month terms, subject to certain terms and conditions as set forth in the loan agreements. The Loans accrue interest at a rate equal to the greater of (i) the LIBOR Rate plus 675 basis points or (ii) 7% per annum. The Company will make monthly installment payments of interest only, starting January 1, 2022.

The Company paid a loan commitment fee of 1% of the total amount of the Loans on the closing date, and will pay an exit fee of 0.5% of the total amount of the Loans, which is fully earned on the Closing Date but payable on the earlier of the Maturity Date or the date of payment in full of the Loans. The Loans have maximum loan-to-value and loan-to-cost ratios that cannot exceed 75%. The Loans contain customary representations, warranties and covenants for transactions of this nature.

The assets and liabilities of Madison Hotel Group have been reflected on the opening balance sheet. Long-lived assets such as property, plant and equipment reflect a value that a market participant would spend to replace the assets. This approach often results in differences, sometimes material, from recorded book values even if, absent the Acquisition, the assets would be neither increased in value nor impaired.

The accompanying Pro Forma Statements are presented for illustrative purposes only and do not give effect to any cost savings, revenue synergies or restructuring costs which may result from the integration of BitNile’s and Madison Hotel Group’s operations. The accompanying Pro Forma Statements have been adjusted to reflect adjustments to BitNile’s historical consolidated financial information that are (i) directly attributable to the Acquisition, (ii) factually supportable and (iii) to reclassify certain Madison Hotel Group items to conform to BitNile’s presentation. The Unaudited Pro Forma Combined Statements of Income reflect the Acquisition as if it had been completed on January 1, 2021. The Unaudited Pro Forma Condensed Combined Balance Sheet reflects the Acquisition as if it was completed on September 30, 2021.

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Note 2. Preliminary Purchase Price Allocation

The Company has performed a preliminary valuation analysis of the fair market value of the assets acquired. The following table summarizes the preliminary allocation of the purchase price as of the date of the Acquisition. The purchase price consists of $69,200,000 paid to the seller and $2,133,706 of direct transaction costs.

Land	$7,578,990
Building Improvements	60,265,347
Site Improvements	1,441,999
Furniture, Fixtures and Equipment	2,047,370
Assets acquired	$71,333,706

The preliminary purchase price allocation has been used to prepare pro forma adjustments in the pro forma condensed combined statement of comprehensive income. The final purchase price allocation is subject to change as more detailed analyses are completed and additional information about the fair value of assets acquired becomes available.

Note 3. Pro Forma Adjustments

The pro forma adjustments are based on the Company’s preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

(a)	Represents cash of $23.1 million paid by the Company upon closing the Acquisition, comprised of $14.1 million paid to the seller, $2.1 million of direct transaction costs, $4.6 million paid for interest and other reserves and included in restricted cash, working capital costs of $1.0 million included in prepaid expenses and the elimination of the $2.2 million Madison Hotel Group cash balance at September 30, 2021;

(b)	Represents $4.6 million restricted cash related to interest and other reserves and the elimination of the $4.8 million Madison Hotel Group restricted cash balance at September 30, 2021;

(c)	Represents the elimination of the $422,000 Madison Hotel Group accounts receivable balance at September 30, 2021;

(d)	Represents $1.0 million of working capital payments made and the elimination of the $3.0 million Madison Hotel Group prepaid expenses and other current assets balance at September 30, 2021;

(e)	Reflects adjustment of the acquired hotel property, plant and equipment to estimated fair value of $71.3 million as of the date of Acquisition.

(f)	Represents the elimination of the $1.8 million Madison Hotel Group accounts payable and accrued expenses balance at September 30, 2021;

(g)	Represents the elimination of the $1.2 million Madison Hotel Group current notes payable balance at September 30, 2021;

(h)	Represents the elimination of the $103,000 Madison Hotel Group notes payable, related party balance at September 30, 2021;

(i)	Represents the adjustment of notes payable to a total balance of $53.9 million, which consist of the $55.1 million notes used to finance the Acquisition offset by the debt discount of $1.2 million from loan origination and placement fees;

(j)	Represents the elimination of the $10.2 million Madison Hotel Group members’ equity balance at September 30, 2021;

(k)	Represents an increase in pro forma depreciation expense related to the acquired hotel property, plant and equipment to estimated fair value of $71.3 million as of the date of Acquisition. Estimated useful lives of the acquired assets are:

•	1.5 years for furniture, fixtures and equipment,

•	6-10 years for site improvements, and

•	29-39 years for building and improvements.

(l)	Represents an increase in pro forma interest expense related to the notes payable of $55.1 million used to finance the Acquisition.

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